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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 23, 2002
                                                           -------------




                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)


              Florida                                 0-4466                            59-1205269
  (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification
          incorporation)                                                                 Number)




           7900 Glades Rd., Suite 500, Boca Raton, Florida                        33434-4105
               (Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (561) 451-1000
                                                           --------------


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Item 5.    Other Events.

Artesyn Technologies, Inc. today announced its financial results from the second quarter of 2002.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.

On July 23, 2002, Artesyn hosted a call with financial analysts and the press, which was simultaneously webcast to the public. A replay of the webcast is available at Artesyn's website at www.artesyn.com until a subsequent quarterly earnings release is made. The release and the referenced call contain forward-looking statements.

Item 7.    Financial Statements and Exhibits

(a)  Financial statements of business acquired.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits.



Exhibit No.      Description

99               Press release issued by Artesyn Technologies, Inc. dated July
                 23, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Artesyn Technologies, Inc.
                                                 -----------------------------
                                                         (Registrant)


Dated: July 25, 2002


                                         By:    /s/ Richard J. Thompson
                                                --------------------------------
                                                Richard J. Thompson
                                                Vice President-Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.      Description

99               Press release issued by Artesyn Technologies on July 23, 2002